[ART]

THE LATIN AMERICA
INVESTMENT FUND, INC.
---------------------
ANNUAL REPORT
DECEMBER 31, 1997

 CONTENTS

Letter to Shareholders.......................................................................1

Portfolio Summary............................................................................6

Schedule of Investments......................................................................8

Statement of Assets and Liabilities.........................................................14

Statement of Operations.....................................................................15

Statement of Changes in Net Assets..........................................................16

Financial Highlights........................................................................17

Notes to Financial Statements...............................................................18

Report of Independent Accountants...........................................................23

Results of Annual Meeting of Shareholders...................................................24

Tax Information.............................................................................25

Description of Dividend Reinvestment and Cash Purchase Plan.................................26

PICTURED ON THE COVER IS A BRANCH OF BANCO POPULAR ARGENTINO LOCATED IN BUENOS AIRES, ARGENTINA.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                               February 13, 1998

DEAR SHAREHOLDER:

I am pleased to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the year ended December 31, 1997.

At December 31, 1997, the Fund's net assets were $143.4 million. The Fund's net asset value ("NAV") was $18.21 per share (net of dividends and distributions paid of $2.63 per share), as compared to $19.07 on December 31, 1996.

PERFORMANCE

For the year ended December 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 13.7%. By comparison, the total return of the benchmark Morgan Stanley Capital International Emerging Markets Latin America Free Index ("EMFLA") was 31.6%.

I attribute the Fund's underperformance versus the EMFLA during the year to several factors. Most prominent was a so-called "large-cap effect," in which a market index's overall returns are exaggerated by the disproportionate weighting of large-capitalization (I.E., the most liquid) stocks in the index. Since management of the Fund is bound by strict legal diversification requirements, relative performance tends to suffer when the large-cap effect occurs. This certainly was the case last year, as the Fund was systematically exposed to medium-sized and even less liquid stocks that lagged the larger-caps by some distance, especially in the first half of the year.

Returns also were adversely affected by the Fund's relatively large position in Chile, which was the worst-performing Latin equity market in 1997, mainly because of capital repatriation rules; poor stock selection in some sectors (E.G., Brazilian retail); transaction costs incurred as I restructured the portfolio to improve its liquidity profile; and the Fund's exposure to bonds during a period (I.E., the fourth quarter) when overall emerging market debt was the worst performer among all major debt sectors.

Despite all of these problems, performance has been steadily recovering since mid-1997. With the addition of further staff to provide more analytical support as well as the introduction of certain changes in the investment process, I am optimistic that it will continue to do so in 1998.

INVESTMENT PERSPECTIVE

Latin American equities caught a bad case of the "Asian Flu" of currency devaluation and falling securities prices during the fourth quarter of 1997. Unlike earlier in the year, Latin markets bore the full brunt of investor anxiety about Asia's deteriorating economic condition. EMFLA strongly outperformed emerging markets as a group during the fourth quarter and year as a whole.

Brazil was one of the hardest-hit Latin markets. This was due to the massive October sell-off in global financial markets that originated amidst concerns that Hong Kong would have to devalue its dollar. The sell-off quickly spread

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
to the markets of other nations whose currencies were considered particularly vulnerable, among which the Brazilian REAL was foremost. Similar perceptions about the Chilean peso generated heavy selling in Chilean equities as well. Mexico weathered the storm best; in fact, it was the top-performing Latin market both in the fourth quarter and the year, by far.

The macroeconomic backdrop for Latin stocks has substantially changed since my last report, with conditions in Brazil and Chile most significant in this regard. Prior to October, the Brazilian economy was encountering some turbulence, but was in reasonably good shape. With the battering of the REAL, however, the government has been forced both to implement a harsh fiscal austerity plan and, more generally, act with much greater urgency to enact a number of substantive reforms that it had previously approached in a more leisurely manner. Chile finds itself simultaneously having to manage an overheated economy, defend the peso, adjust to much lower Asian demand for its exports and absorb a sharp decline in the price of its most important product, copper.

FEATURED STOCKS

As is my custom, I'd like to highlight specific companies held in the Fund in order to provide some insight into how your money is invested. The following are two that I view quite positively.

TELECOMUNICACOES DE SAO PAULO S.A.

A company whose shares represent an outstanding opportunity for longer-term appreciation is Telecomunicacoes de Sao Paulo S.A. ("Telesp"), the telecommunications provider for the Brazilian state of Sao Paulo. Telesp is the single largest member of Brazil's Telecomunicacoes Brasileiras S.A. ("Telebras") national phone system, as it contributes about 34% of Telebras's total phone lines in service; 29% of net revenues; 30% of net income; and 25% of total employees [note: all figures as of year-end 1996].

My investment thesis for Telesp is based on three notably positive factors. These include the attractiveness of the Sao Paulo service territory; the company's post-privatization outlook; and the importance of the privatization process to the Brazilian government and equity market. I add that the nature of these factors is such that Telesp's vulnerability to weakness in the Brazilian economy is relatively low.

SAO PAULO SERVICE TERRITORY - The state of Sao Paulo is considered the crown jewel of the Telebras system. Analysts estimate that one of every two telephone calls in Brazil either originates or is received there. Overall, it is regarded as Brazil's most telecommunication-intensive state.

Other data underscore this point even further. Sao Paulo's 34 million inhabitants account for about 22% of the nation's population. By far, it is the wealthiest and most industrialized state in Brazil. Per capita Gross Domestic Product is the highest among all Brazilian states and about 65% higher than the national average. Sao Paulo supplies about 65% of national industrial production (of which two-thirds comes from the city of Sao Paulo area alone) and 20% of agricultural output. It sends out about one-third of total exports and takes in approximately 40% of total imports. There also is a heavy concentration of multinational corporations with operations in the state.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Clearly, a statistical profile like that of Sao Paulo is extremely positive for consumption of telecommunications services and, hence, the value of Telesp's franchise.

POST-PRIVATIZATION OUTLOOK - Investors should find Telesp attractive both during and after the privatization process for several reasons. It is expected to be one of the first pieces to be sold; it is one of the most transparent pieces due to its long existence as a separately traded company; unlike most of the other pieces, it will remain a free-standing company and thus carries no risk of uncertainty relating to possible reorganization; and its shares are the most liquid after those of Telebras itself. I expect that Telesp will gain even further liquidity with a listing of American Depositary Receipts later in the year.

Telesp's ultimate business prospects are quite strong and primarily driven by a potent combination of huge pent-up demand and high potential gains in efficiency and productivity. As for demand, Telesp's waiting list for new wireline customers currently numbers about six million people (equal to around 1.3 times its installed wireline base) and three million for new wireless connections. Revenues and profits must rise rapidly over the next few years simply to meet this existing, verifiable demand. Given the historical shortage of phone service in Brazil, the recent reduction of new-line installation charges to $80 from $300, anticipated popularity of value-added services and the economy's eventual recovery, future demand is certain to be considerably higher.

There is substantial scope for Telesp to improve its system efficiency. As measured by the industry standards of installed lines per employee and the level of network digitization, it is far behind most other prominent Latin telecommunication providers in this regard. I project substantive gains in these categories that will only enhance the company's streams of revenues, profits and cash flow.

IMPORTANCE OF PRIVATIZATION - With the weakening of Brazil's macroeconomic environment in the last few months, the successful privatization of state-owned companies has taken on much greater urgency for the government and investors alike. The government needs privatization not simply for the billions of dollars in revenues it will generate, but also for its psychological value as a confidence-builder for the Brazilian populace and the global financial community. Investors see it not simply as a confidence-builder, but also as a unique opportunity to participate in the growth of some of Latin America's biggest and most important industry sectors.

The government's commitment to privatizing the telecommunication sector in 1998 has not been diminished by the downturn in the economy. All appears to be moving quickly and according to plan, with the sale of Telebras's various pieces expected to take place around midyear.

GRUPO TELEVISA S.A.

Grupo Televisa S.A. ("Televisa") is the largest Spanish-language media/entertainment company both in Mexico and worldwide, as well as the largest global producer of television programming in any language. The full range of its businesses includes television production and broadcasting (roughly 66% of total revenues), publishing (17%), radio and music recording (9% combined), film production, sports/special events promotion, outdoor advertising, paging services, satellite communications and more.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Televisa shares have been publicly traded in Mexico since 1991 and as U.S.-listed Global Depositary Receipts since 1993. Majority ownership (50.5%) is held by Televicentro, a holding company owned by members of the company's several founding families. 30.5% of equity trades publicly and the remaining 19.0% is owned by officers and directors.

I find Televisa's investment appeal compelling and multifaceted:

- With approximately 60% of its revenues derived from domestic advertising revenues, Televisa is a direct equity play on the health of the Mexican economy. Among Latin economies, moreover, I see Mexico's 1998 prospects as brightest. Televisa should be a major beneficiary.

- The outlook for overall Mexican advertising revenues in 1998 is vibrant. Three previously small advertisers will significantly boost their advertising expenses. These are the telecommunications and pension fund businesses, which are becoming increasingly competitive; and the political parties, which face several important state-level elections. Additional large-scale advertising events will be the Winter Olympics and the quadrennial World Cup of soccer.

- Televisa is a turnaround situation. The unexpected death last April of Emilio Azcarraga Milmo, one of Televisa's patriarchs and its longtime guiding force, was unpropitious for investors. Azcarraga's 28-year-old son became president and CEO, assuming power just as the company was beginning to stem the loss of market share to its aggressive upstart rival, TV Azteca, and in the midst of a major cost-cutting initiative. While many observers expect the younger Azcarraga to fail in his new responsibilities, I believe he will succeed.

- Televisa is a direct play on the growth of the Spanish-speaking universe. Numbering about 350 million worldwide (including 90 million in Mexico and 27 million in the U.S.), this group is increasing both in size and buying power. Its demand for viewed and published entertainment can only grow. Televisa's "franchise" in this regard is unmatchable.

- With significant equity stakes in the hands of the younger Azcarraga (about 25%) and top management (the aforementioned 19.0%), company leadership is highly incentivized to build shareholder value.

- Televisa represents a unique integration of presence across a wide spectrum of media with the control of content and distribution. This is precisely what so many U.S. media companies are trying to achieve via consolidation.

OUTLOOK

Weakening macroeconomic fundamentals and falling stock prices have compelled me to adjust my near-term view on Latin equities. At present, then, I see a cautious stance as most appropriate.

It appears that the problems in Asia are deeply structural and will take considerable time to resolve, meaning that Latin markets are likely to continue to experience greater-than-normal volatility. In addition, the Brazilian growth engine has stalled for the time being, leaving privatization as the key driver of potential appreciation for Brazilian stocks. It is ironic that Mexico, whose peso crisis caused Latin equity prices to slump from late 1994 into early 1996, can now be legitimately regarded as the "safe haven" among the region's markets.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

As for stocks themselves, the changed environment means that investors' expectations of corporate earnings and overall business prospects have been revised downward. A further negative is one of a more technical nature. By this I refer to the large-scale selling of Latin equities that invariably occurs when managers of dedicated emerging markets portfolios must raise cash in response to declining share prices in Asian markets. Liquidity constraints magnify the impact of such selling.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Sincerely yours,

           [SIG]
Richard W. Watt
President and Chief Investment Officer*

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 26 and 27 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   31-Dec-97   31-Dec-96
Argentina                              7.86%       5.84%
Brazil                                40.09%      29.53%
Chile                                 11.28%      23.85%
Colombia                               0.00%       3.69%
Mexico                                34.67%      21.31%
Peru                                   3.33%       5.34%
Venezuela                              6.84%       1.13%
Other                                 -4.07%       9.31%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                            31-Dec-97   31-Dec-96
Banking                                         2.19%       5.55%
Broadcast, Radio & Television                   4.02%       1.08%
Cement                                          2.51%       7.30%
Conglomerates                                   2.61%       0.00%
Electric Distribution                           2.25%       5.30%
Electric Generation                             2.84%       2.83%
Financial Services                              2.09%       3.49%
Food & Beverages                                9.08%       9.58%
Investment & Holding Companies                  4.90%       4.29%
Local and/or Long Distance Telephone
Service                                         2.38%       0.00%
Mining                                          2.26%       2.41%
Oil & Natural Gas                               7.10%       3.06%
Retail                                          4.78%       2.79%
Telecommunications                             20.20%      11.96%
Utilities                                      12.18%       6.73%
Fixed or Floating Rate Investments             15.23%       2.70%
Other                                           8.86%      20.79%
Cash & Cash Equivalents                        -5.48%      10.14%

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                         Sector                  Country            Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes Brasileiras S.A.                         Telecommunications            Brazil                7.0
--------------------------------------------------------------------------------------------------------------------------------
       2.  Federal Republic of Brazil                              Fixed or Floating Rate
                                                                        Investments                Brazil                6.8
--------------------------------------------------------------------------------------------------------------------------------
       3.  Telefonos de Mexico, S.A. de C.V.                         Telecommunications            Mexico                5.0
--------------------------------------------------------------------------------------------------------------------------------
       4.  Telecomunicacoes de Sao Paulo S.A.                        Telecommunications            Brazil                4.3
--------------------------------------------------------------------------------------------------------------------------------
       5.  Grupo Televisa S.A.                                       Broadcast, Radio &
                                                                         Television                Mexico                4.0
--------------------------------------------------------------------------------------------------------------------------------
       6.  Companhia de Saneamento Basico do Estado de Sao
           Paulo                                                         Utilities                 Brazil                3.2
--------------------------------------------------------------------------------------------------------------------------------
       7.  Corporacion Industrial SanLuis, S.A. de C.V.             Investment & Holding
                                                                         Companies                 Mexico                3.1
--------------------------------------------------------------------------------------------------------------------------------
       8.  Companhia Paranaense de Energia                               Utilities                 Brazil                3.0
--------------------------------------------------------------------------------------------------------------------------------
       9.  Republic of Argentina                                   Fixed or Floating Rate
                                                                        Investments               Argentina              2.9
--------------------------------------------------------------------------------------------------------------------------------
      10.  Panamerican Beverages, Inc.                                Food & Beverages             Mexico                2.7
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-90.25%
 ARGENTINA-4.93%
 OIL & NATURAL GAS-4.93%
Camuzzi Argentina S.A.*+................       1,536,387  $  2,922,208
Perez Companc S.A., Class B.............         113,800       812,686
Sodigas del Sur S.A.*...................         421,485       783,962
Sodigas Pampeana S.A.*..................         583,264       886,561
YPF S.A. ADR............................          48,422     1,655,427
                                                          ------------
                                                             7,060,844
                                                          ------------
 RETAIL-0.00%
Domec S.A., Class B+....................             574         1,550
                                                          ------------
TOTAL ARGENTINA (Cost $5,765,696).......................     7,062,394
                                                          ------------
 BRAZIL-33.32%
 BANKING-1.85%
Banco do Brasil S.A., Warrants (expiring
 06/30/01)+.............................      11,877,000        20,326
Banco do Brasil S.A., Warrants (expiring
 06/30/06)+.............................      17,815,500        31,128
Banco do Brasil S.A., Warrants (expiring
 06/30/11)+.............................      29,692,500        57,999
Banco Itau S.A. PN......................       4,743,000     2,549,886
                                                          ------------
                                                             2,659,339
                                                          ------------
 BUSINESS SERVICES-0.00%
Multibras da Amazonia S.A. PN...........          10,515         4,428
                                                          ------------
 CONSUMER GOODS-0.04%
Tec Toy Industria de Brinquedos S.A.
 PN*+...................................     350,070,000        62,734
                                                          ------------
 FOOD & BEVERAGES-2.64%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................         127,600     2,472,250
Santista Alimentos S.A. ON..............         946,200     1,314,108
                                                          ------------
                                                             3,786,358
                                                          ------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 MINING-1.45%
Companhia Vale do Rio Doce ADR..........          18,900  $    382,914
Companhia Vale do Rio Doce PN...........          84,000     1,689,709
                                                          ------------
                                                             2,072,623
                                                          ------------
 OIL & NATURAL GAS-2.17%
Petroleo Brasileiro S.A. PN.............      13,291,500     3,108,357
                                                          ------------
 TELECOMMUNICATIONS-11.27%
Telecomunicacoes Brasileiras S.A. ON....      65,174,500     6,628,113
Telecomunicacoes Brasileiras S.A. PN
 ADR....................................          29,053     3,382,859
Telecomunicacoes de Minas Gerais S.A.,
 PNB Receipts+..........................         125,178        15,815
Telecomunicacoes de Sao Paulo S.A. PN...      22,371,969     5,953,363
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................         723,207       179,278
                                                          ------------
                                                            16,159,428
                                                          ------------
 TEXTILES-1.72%
Companhia Tecidos Norte de Minas
 S.A.+..................................         377,124       125,027
Companhia Tecidos Norte de Minas S.A.
 PN.....................................       6,513,960     2,334,648
Empresa Nacional de Comercio Redito e
 Participacoes S.A. PN+.................       8,463,800         6,294
                                                          ------------
                                                             2,465,969
                                                          ------------
 UTILITIES-12.18%
Centrais Eletricas Brasileiras S.A.
 ADR....................................          21,000       535,500
Centrais Eletricas Brasileiras S.A.
 PN.....................................      32,340,000     1,651,700
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON(7).....................      19,471,000     4,623,283
Companhia Energetica de Minas Gerais
 PN.....................................      67,018,064     2,911,792

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 UTILITIES (CONTINUED)
Companhia Paranaense de Energia ADR.....          10,900  $    149,194
Companhia Paranaense de Energia PNB.....     309,614,000     4,202,905
Companhia Paulista de Forca e Luz ON....      25,702,987     3,385,457
                                                          ------------
                                                            17,459,831
                                                          ------------
TOTAL BRAZIL (Cost $52,616,286).........................    47,779,067
                                                          ------------
 CHILE-9.81%
 BANKING-0.34%
Banco de Credito e Inversiones..........          72,752       489,438
                                                          ------------
 CONSUMER DURABLES-0.34%
Empresas Almacenes Paris................         441,229       489,025
                                                          ------------
 ELECTRIC DISTRIBUTION-1.00%
Chilectra S.A...........................           4,210        26,883
Empresas Emel S.A.......................          25,193       488,348
Sociedad Austral de Electricidad S.A....          38,500       921,893
                                                          ------------
                                                             1,437,124
                                                          ------------
 ELECTRIC GENERATION-1.72%
Chilgener S.A...........................       1,432,421       506,329
Empresa Nacional de Electricidad S.A....       1,664,710       956,686
Enersis S.A.............................       1,816,263     1,006,504
                                                          ------------
                                                             2,469,519
                                                          ------------
 ENGINEERING & CONSTRUCTION-0.19%
Besalco S.A.............................          66,469       265,270
                                                          ------------
 FERTILIZER-0.66%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................         170,191       663,687
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................          64,814       277,880
                                                          ------------
                                                               941,567
                                                          ------------
                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 FOOD & BEVERAGES-1.25%
Embotelladora Andina S.A., Series A.....         150,003  $    501,150
Embotelladora Andina S.A., Series B.....         150,003       478,915
Embotelladora Polar S.A.................         854,839       818,774
                                                          ------------
                                                             1,798,839
                                                          ------------
 FORESTRY-1.19%
Compania Chilena de Fosforos S.A........          75,432       206,427
Compania de Petroleos de Chile S.A......         313,229     1,064,336
Compania Manufacturera de Papeles y
 Cartones S.A...........................          51,504       434,583
                                                          ------------
                                                             1,705,346
                                                          ------------
 HEALTH CARE-0.08%
Banmedica S.A...........................         327,580       121,395
                                                          ------------
 INSURANCE-0.12%
Compania de Seguros La Prevision Vida
 S.A.+..................................         188,348       175,247
                                                          ------------
 MINING-0.81%
Antofagasta Holdings plc................         213,500     1,157,118
                                                          ------------
 PHARMACEUTICALS-0.01%
Laboratorio Chile S.A...................           8,384         9,101
                                                          ------------
 RETAIL-0.34%
Sociedad Anonima Comercial e Industrial
 Falabella..............................         438,743       480,266
                                                          ------------
 STEEL-0.39%
Compania de Aceros del Pacifico S.A.....         270,555       564,556
                                                          ------------
 TELECOMMUNICATIONS-1.37%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         170,317     1,231,254

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................         146,000  $    732,497
                                                          ------------
                                                             1,963,751
                                                          ------------
TOTAL CHILE (Cost $8,000,710)...........................    14,067,562
                                                          ------------
 COLOMBIA-0.00%
 BANKING-0.00%
Banco de Bogota (Cost $0)...............               9            46
                                                          ------------
 JAMAICA-0.80%
 INVESTMENT & HOLDING COMPANIES-0.80%
Jamaican Assets I L.P.*+ (Cost
 $1,100,000)............................       1,100,000     1,142,636
                                                          ------------
 LATIN AMERICA-1.52%
 TELECOMMUNICATIONS-1.52%
International Wireless Communications,
 Inc.*+.................................         322,582       322,582
International Wireless Communications,
 Inc., Series D*+.......................         186,400     1,747,500
International Wireless Communications,
 Inc., Series F*+.......................          10,840       101,625
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...             640           300
                                                          ------------
TOTAL LATIN AMERICA (Cost $1,648,250)...................     2,172,007
                                                          ------------
 MEXICO-32.15%
 BROADCAST, RADIO & TELEVISION-4.02%
Grupo Televisa S.A. GDR+,++.............         149,000     5,764,437
                                                          ------------
 CEMENT-2.29%
Cementos Mexicanos, S.A. de C.V., Class
 B+.....................................         226,000     1,206,939
                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 CEMENT (CONTINUED)
Cementos Mexicanos, S.A. de C.V. CPO+...         458,500  $  2,076,473
                                                          ------------
                                                             3,283,412
                                                          ------------
 CONGLOMERATES-2.61%
ALFA, S.A. de C.V.......................         259,000     1,755,443
Desc, S.A. de C.V. ADR..................          53,100     1,991,250
                                                          ------------
                                                             3,746,693
                                                          ------------
 ENGINEERING & CONSTRUCTION-1.34%
Empresas ICA Sociedad Controladora, S.A.
 de C.V. ADR............................         116,670     1,917,763
                                                          ------------
 FINANCIAL SERVICES-1.18%
Grupo Financiero Banamex Accival, S.A.
 de C.V.+...............................         565,200     1,691,293
                                                          ------------
 FOOD & BEVERAGES-5.19%
Fomento Economico Mexicano, S.A. de
 C.V., Class B..........................         438,800     3,506,920
Panamerican Beverages, Inc., Class A....         120,441     3,929,388
                                                          ------------
                                                             7,436,308
                                                          ------------
 INVESTMENT & HOLDING COMPANIES-4.10%
Corporacion Industrial SanLuis, S.A. de
 C.V. CPO...............................         537,354     4,414,419
Grupo Carso, S.A. de C.V., Class A1.....         218,135     1,459,549
                                                          ------------
                                                             5,873,968
                                                          ------------
 PAPER PRODUCTS-1.98%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Class A................................         581,130     2,844,264
                                                          ------------
 RETAIL-4.44%
Controladora Comercial Mexicana, S.A. de
 C.V. GDR...............................         140,225     3,637,086

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 RETAIL (CONTINUED)
Grupo Elektra, S.A. de C.V. CPO.........       1,577,150  $  2,735,902
                                                          ------------
                                                             6,372,988
                                                          ------------
 TELECOMMUNICATIONS-5.00%
Telefonos de Mexico, S.A. de C.V. ADR...         127,800     7,164,788
                                                          ------------
TOTAL MEXICO (Cost $34,782,465).........................    46,095,914
                                                          ------------
 PERU-2.73%
 ELECTRIC DISTRIBUTION-1.25%
Ontario-Quinta A.V.V.*..................       1,434,000     1,793,221
                                                          ------------
 FINANCIAL SERVICES-0.91%
Credicorp Limited.......................          72,160     1,298,880
                                                          ------------
 TELECOMMUNICATIONS-0.57%
Telefonica del Peru S.A. ADR............          35,100       818,269
                                                          ------------
TOTAL PERU (Cost $3,721,172)............................     3,910,370
                                                          ------------
 VENEZUELA-4.99%
 CEMENT-0.22%
C.A. Venezolana de Cementos S.A.C.A.,
 Class 1................................             145           234
C.A. Venezolana de Cementos S.A.C.A.,
 Class 2................................         196,321       314,550
                                                          ------------
                                                               314,784
                                                          ------------
 ELECTRIC GENERATION-1.12%
C.A. La Electricidad de Caracas,
 SAICA-SACA.............................       1,336,336     1,603,179
                                                          ------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-2.38%
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................          82,162     3,419,993
                                                          ------------
 REAL ESTATE & CONSTRUCTION-0.80%
Fondo de Valores Inmobiliarios S.A.,
 Series B+..............................      12,588,436     1,148,261
                                                          ------------
                                              No. of         Value
Description                                   Shares        (Note A)
----------------------------------------------------------------------
 TELECOMMUNICATIONS-0.47%
Venworld Telecommunications+++..........          40,140  $    667,568
                                                          ------------
TOTAL VENEZUELA (Cost $6,391,226).......................     7,153,785
                                                          ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $114,025,805)..........................................   129,383,781
                                                          ------------
 FIXED OR FLOATING RATE INVESTMENTS-15.23%
 ARGENTINA-2.93%
                                            Par (000)
                                          --------------
Republic of Argentina, Debenture FRB,
 6.6875%, 03/31/05(2)(5)(6).............    USD    1,944     1,740,123
Republic of Argentina, Euro MTN, Series
 REGS, 11.75%, 02/12/07.................    ARS      400       378,072
Republic of Argentina, Global Senior
 Unsubordinated Note, Series BGLO,
 8.375%, 12/20/03.......................    USD      100        95,375
Republic of Argentina, Global
 Unsubordinated Note, Series BGL4,
 11.00%, 10/09/06.......................           1,750     1,986,250
                                                          ------------
TOTAL ARGENTINA (Cost $4,008,833).......................     4,199,820
                                                          ------------
 BRAZIL-6.77%
Federal Republic of Brazil, Bearer Bond
 VRB, 4.00%, 04/15/09(4)(5)(6)..........             248       179,999
Federal Republic of Brazil,
 Capitalization Bond VRB, 8.00%,
 04/15/14(1)(5)(6)......................           9,692     7,632,615
Federal Republic of Brazil, Debt
 Conversion Bond, Series L FRB, 6.75%,
 04/15/12(3)(5)(6)......................           2,500     1,893,750
                                                          ------------
TOTAL BRAZIL (Cost $9,425,461)..........................     9,706,364
                                                          ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                               Par           Value
Description                                   (000)         (Note A)
----------------------------------------------------------------------
 ECUADOR-0.27%
Republic of Ecuador, Past Due Interest
 Bond, Global Bearer FRB, 6.6875%,
 02/27/15(1)(2)(5)(6) (Cost $333,973)...    USD      589  $    385,339
                                                          ------------
 MEXICO-2.51%
United Mexican States, Global Bond,
 9.875%, 01/15/07.......................             450       470,250
United Mexican States, Secured Bond,
 Series B, 6.25%, 12/31/19(5)...........           3,250     2,714,766
United Mexican States, Secured Bond,
 Series W-A, 6.25%, 12/31/19(5).........             500       417,656
                                                          ------------
TOTAL MEXICO (Cost $3,457,529)..........................     3,602,672
                                                          ------------
 PANAMA-0.30%
The Republic of Panama, Global Bond,
 8.875%, 09/30/27.......................             100        93,780
The Republic of Panama, Past Due
 Interest Bond FRB, 6.6875%,
 07/17/16(1)(2)(5)(6)...................             411       334,844
                                                          ------------
TOTAL PANAMA (Cost $444,666)............................       428,624
                                                          ------------
 PERU-0.60%
The Republic of Peru, Front Loaded
 Interest Reduction Bond VRB, 3.25%,
 03/07/17(4)(5)(6)......................           1,100       654,500

                                               Par           Value
Description                                   (000)         (Note A)
----------------------------------------------------------------------
 PERU (CONTINUED)

The Republic of Peru, Past Due Interest
 Bond VRB, 4.00%, 03/07/17++(4)(5)(6)...       USD   300  $    198,000
                                                          ------------
TOTAL PERU (Cost $828,255)..............................       852,500
                                                          ------------
 VENEZUELA-1.85%
Republic of Venezuela, Debt Conversion
 Bond, Series DL FRB, 6.8125%,
 12/18/07(3)(5)(6)......................             952       853,867
Republic of Venezuela, Global Bond,
 9.25%, 09/15/27........................           2,000     1,798,500
                                                          ------------
TOTAL VENEZUELA (Cost $2,611,323).......................     2,652,367
                                                          ------------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $21,110,040)...........................................    21,827,686
                                                          ------------
 SHORT-TERM INVESTMENTS-1.48%
 CHILEAN MUTUAL FUNDS-1.04%
                                              No. of
                                              Shares
                                          --------------
Fondo Mutuo Operacional BanChile........          68,787       809,563
Fondo Mutuo Security Check..............         155,350       684,151
                                                          ------------
TOTAL CHILEAN MUTUAL FUNDS (Cost $1,215,436)............
                                                             1,493,714
                                                          ------------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                               Par           Value
Description                                   (000)         (Note A)
----------------------------------------------------------------------
 CHILEAN REPURCHASE AGREEMENT-0.44%
Citibank, N.A. (Agreement dated
 12/30/97, to be repurchased at
 $637,136) 7.08%, 01/06/98* (Note G)
 (Cost $634,557)........................    CLP  279,384  $    636,510
                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,849,993)..........
                                                             2,130,224
                                                          ------------

TOTAL INVESTMENTS-106.96%
 (Cost $136,985,838) (Notes A,D)........................   153,341,691
LIABILITIES IN EXCESS OF CASH AND OTHER
 ASSETS-(6.96)%.........................................    (9,983,713)
                                                          ------------
NET ASSETS-100.00%......................................  $143,357,978
                                                          ------------
                                                          ------------

---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
(1)        Payment-in-kind; of which all or a portion of the
           coupon is being capitalized at periodic intervals.
(2)        Adjustable rate; rate resets based on 6-month London
           Interbank Offered Rate ("LIBOR") plus 0.8125%.
(3)        Adjustable rate; rate resets based on 6-month LIBOR
           plus 0.875%.
(4)        Variable rate coupon; coupon varies at periodic
           intervals.
(5)        Brady Bonds.
(6)        Pro-rata sinking fund has been established.
(7)        With an additional 61,855 rights attached, expiring
           01/02/98, with no market value.
ADR        American Depositary Receipts.
ARS        Argentine Pesos.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
FRB        Floating Rate Bond.
GDR        Global Depositary Receipts.
MTN        Medium Term Note.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.
VRB        Variable Rate Bond.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $136,985,838) (Note A).................     $153,341,691
Cash (including $286,444 of foreign
 currencies with a cost of $286,444)
 (Note A)...............................        8,252,441
Receivables:
  Investments sold......................        1,276,100
  Interest..............................          472,077
  Dividends.............................          192,342
Prepaid expenses and other assets.......           20,589
                                             ------------
Total Assets............................      163,555,240
                                             ------------

 LIABILITIES
Payables:
  Dividend (Note A).....................       19,052,079
  Investment advisory fees (Note B).....          447,788
  Investments purchased.................          249,297
  Administration fees (Note B)..........           52,301
  Other accrued expenses................          395,797
                                             ------------
Total Liabilities.......................       20,197,262
                                             ------------
NET ASSETS (applicable to 7,872,760
 shares of common stock outstanding)
 (Note C)...............................     $143,357,978
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($143,357,978
  DIVIDED BY 7,872,760).................           $18.21
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,872,760 shares issued and outstanding
 (100,000,000 shares authorized)........     $      7,873
Paid-in capital.........................      130,795,488
Undistributed net investment income.....          864,149
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................       (4,647,329)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       16,337,797
                                             ------------
Net assets applicable to shares
 outstanding............................     $143,357,978
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 3,719,161
  Interest..............................       1,448,466
  Less: Foreign taxes withheld..........         (96,622)
                                             -----------
  Total Investment Income...............       5,071,005
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       2,027,471
  Custodian fees........................         368,045
  Administration fees (Note B)..........         255,523
  Printing..............................         108,498
  Audit and legal fees..................          85,100
  Accounting fees.......................          68,378
  Directors' fees.......................          43,900
  Transfer agent fees...................          35,005
  Insurance.............................          20,015
  NYSE listing fees.....................          16,169
  Other.................................          23,237
  Brazilian taxes (Note A)..............         242,499
  Chilean repatriation taxes (Note A)...       1,074,022
                                             -----------
  Total Expenses........................       4,367,862
  Less: Fee waivers (Note B)............        (202,201)
                                             -----------
    Net Expenses........................       4,165,661
                                             -----------
  Net Investment Income.................         905,344
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      20,113,478
  Foreign currency related
   transactions.........................        (450,190)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (6,627,272)
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      13,036,016
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $13,941,360
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  For the Years Ended
                                                     December 31,
                                             -----------------------------
                                                 1997             1996
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $    905,344     $  2,186,181
  Net realized gain on investments and
   foreign currency related
   transactions.........................       19,663,288        1,861,631
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................       (6,627,272)      13,367,921
                                             ------------     ------------
    Net increase in net assets resulting
     from operations....................       13,941,360       17,415,733
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (1,652,151)      (1,788,940)
  Net realized gain on foreign currency
   related transactions.................               --          (19,059)
  Net realized gain on investments......      (19,052,079)              --
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (20,704,230)      (1,807,999)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 6,148 shares and 6,613
   shares, respectively, issued in
   reinvestment of dividends............          114,259          109,111
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................       (6,648,611)      15,716,845
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      150,006,589      134,289,744
                                             ------------     ------------
End of year (including undistributed net
 investment income of $864,149 and
 $1,610,956, respectively)..............     $143,357,978     $150,006,589
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                               For the Period
                                                        For the Years Ended December 31,                       August 1, 1990*
                                    ------------------------------------------------------------------------       through
                                      1997      1996      1995       1994+        1993      1992      1991    December 31, 1990
                                    -------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period...........................    $19.07    $17.09    $20.18      $25.73      $25.36    $26.05    $14.24        $13.64**
                                    --------  --------  --------    --------    --------  --------  --------      --------
Net investment income.............      0.11      0.28      0.19        0.09        0.08      0.24      0.61          0.29
Net realized and unrealized gain/
 (loss) on investments and foreign
 currency related transactions....      1.66      1.93     (3.09)       1.29       10.18      1.51     14.66          0.58
                                    --------  --------  --------    --------    --------  --------  --------      --------
Net increase/(decrease) in net
 assets resulting from
 operations.......................      1.77      2.21     (2.90)       1.38       10.26      1.75     15.27          0.87
                                    --------  --------  --------    --------    --------  --------  --------      --------
Dividends and distributions to
 shareholders:
  Net investment income...........     (0.21)    (0.23)       --       (0.07)      (0.22)       --     (0.63)        (0.27)
  Net realized gain on investments
   and foreign currency related
   transactions...................     (2.42)       --     (0.19)      (4.33)      (8.61)    (2.44)    (2.83)           --
  In excess of net realized
   gains..........................        --        --        --          --       (0.04)       --        --            --
                                    --------  --------  --------    --------    --------  --------  --------      --------
Total dividends and distributions
 to shareholders..................     (2.63)    (0.23)    (0.19)      (4.40)      (8.87)    (2.44)    (3.46)        (0.27)
                                    --------  --------  --------    --------    --------  --------  --------      --------
Dilution due to capital share
 rights offering..................        --        --        --       (2.53)      (1.02)       --        --            --
                                    --------  --------  --------    --------    --------  --------  --------      --------
Net asset value, end of period....    $18.21    $19.07    $17.09      $20.18      $25.73    $25.36    $26.05        $14.24
                                    --------  --------  --------    --------    --------  --------  --------      --------
                                    --------  --------  --------    --------    --------  --------  --------      --------
Market value, end of period.......   $14.313   $15.750   $14.750     $18.750     $31.500   $24.375   $26.500       $11.125
                                    --------  --------  --------    --------    --------  --------  --------      --------
                                    --------  --------  --------    --------    --------  --------  --------      --------
Total investment return(a)........      8.21%     8.26%   (20.34)%    (26.63)%     89.45%     2.35%   167.96%       (18.35)%
                                    --------  --------  --------    --------    --------  --------  --------      --------
                                    --------  --------  --------    --------    --------  --------  --------      --------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted)....................  $143,358  $150,007  $134,290    $156,673    $140,458  $102,259  $104,435       $57,081
Ratio of expenses to average net
 assets(c)........................      2.46%     1.70%     2.00%       2.02%       2.06%     2.61%     2.30%         3.27%(b)
Ratio of expenses to average net
 assets, excluding fee waivers....      2.58%     1.82%     2.12%         --          --        --        --            --
Ratio of expenses to average net
 assets, excluding taxes..........      1.68%       --      1.78%       1.72%         --      2.31%       --            --
Ratio of net investment income to
 average net assets...............      0.53%     1.47%     1.10%       0.63%       1.45%     1.15%     2.85%         5.10%(b)
Portfolio turnover rate...........    124.98%    50.21%    38.71%      77.81%      70.17%    55.40%    82.39%        52.49%
Average commission rate per
 share(d).........................   $0.0001   $0.0001        --          --          --        --        --            --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1997, the Fund held 7.23% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $8,295,645 and fair value of $10,368,163. The net asset value per share of the Fund is currently calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1997, the interest rate was 5.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.
INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1997, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $106,993 and $2,488,409, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1997, the Fund incurred $1,074,022 of such expense.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax. For the year ended December 31, 1997, the Fund incurred $242,499 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 10, 1997, a distribution from net realized long-term capital gains in the aggregate amount of $19,052,079, equal to $2.42 per share was declared to shareholders of record on December 31, 1997, payable on January 16, 1998.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note G).

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1997, BEA earned $1,724,006 for advisory services, of which BEA waived $172,739. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1997, BEA was reimbursed $16,824 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the year ended December 31, 1997, advisory fees amounted to $303,465, of which $29,462 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to BEA and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the year ended December 31, 1997, these sub-advisory fees amounted to $84,685.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1997, BSFM earned $155,498 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE"), an affiliate of BEA, serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $64,300 at December 31, 1997) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated, and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,600 at December 31, 1997). For the year ended December 31, 1997, Celfin earned $83,201 and $8,309 for administrative and accounting services, respectively.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,872,760 shares outstanding at December 31, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $137,268,044. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $16,073,647, was composed of gross appreciation of $24,291,769 for those investments having an excess of value over cost and gross depreciation of $8,218,122 for those investments having an excess of cost over value.

For the year ended December 31, 1997, purchases and sales of securities, other than short-term investments, were $200,727,958 and $197,556,533, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was $2,000,000 with an average balance of $73,973 with an interest rate of 8.50% during the year ended December 31, 1997. The Fund had no amounts outstanding under the credit agreement at December 31, 1997.

 NOTE F. RESTRICTED SECURITY

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1997, share value of the security and percentage of net assets which the security comprises.

                                                                                                                PERCENT
                                          NUMBER                                    FAIR VALUE        VALUE       OF
                                            OF                                    AT DECEMBER 31,      PER        NET
SECURITY                                  SHARES   ACQUISITION DATES    COST           1997           SHARE     ASSETS
---------------------------------------  --------  ------------------  -------  -------------------  --------  ---------
                                                           07/30/92 &
Venworld Telecommunications............   40,140             08/07/92  $816,959 $      667,568       $ 16.63      0.47

The Fund may incur certain costs in connection with the disposition of the above security.
 NOTE G. COLLATERAL FOR REPURCHASE AGREEMENT
Listed below is the collateral associated with the repurchase agreement with Citibank, N.A. outstanding at December 31, 1997:

                                                INTEREST MATURITY             MARKET   ACCRUED   TOTAL
SECURITY                                 SERIES  RATE     DATE     CLP PAR    VALUE    INTEREST   VALUE
---------------------------------------  -----  -------  -------  ---------  --------  ------  ----------
Pagares Capitulo Diez y Nueve..........    QA     7.88%  09/20/99   100,000  $97,118   $   5   $  97,123
Pagares Capitulo Diez y Nueve..........    RA     8.21   07/14/98   400,000  405,402      35     405,437
Pagares Descontables Banco Central de
 Chile.................................    --     8.37   01/14/98 1,400,000    3,182     124       3,306
Pagares Descontables Banco Central de
 Chile.................................    --     7.92   01/14/98 1,600,000    3,637     135       3,772
Pagares Reajustable Banco Central de
 Chile.................................    1A     7.02   11/01/99     9,500   79,860      --      79,860
Pagares Reajustable Banco Central de
 Chile.................................    1A     6.96   02/01/00     4,500   47,061      --      47,061
                                                                             --------  ------  ----------
    Total..............................                                      $636,260  $ 299   $ 636,559
                                                                             --------  ------  ----------
                                                                             --------  ------  ----------

--------------------------------------------------------------------------------
   22

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Latin America Investment Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin America Investment Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 1998

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 1997, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

                                                                                                VOTES
NAME OF DIRECTOR                                                                VOTES FOR     WITHHELD     NON-VOTES
------------------------------------------------------------------------------  ----------  -------------  ----------
Dr. Enrique R. Arzac                                                             4,971,465      156,920     2,739,000
George W. Landau                                                                 4,965,305      163,080     2,739,000
William W. Priest, Jr.                                                           4,961,866      166,519     2,739,000
Richard W. Watt                                                                  4,962,087      166,298     2,739,000

In  addition to the directors re-elected at the meeting, James J. Cattano, Peter
A. Gordon, Michael Hyland and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                                                                 VOTES
                                                                  VOTES FOR     AGAINST        ABSTAIN     NON-VOTES
                                                                  ----------  ------------  -------------  ----------
                                                                   4,969,674      112,654        46,057     2,739,000

(3) To approve an amendment to the Fund's investment restrictions to permit the Fund to issue "senior securities" to the extent permitted by the Investment Company Act of 1940, as amended.

                                                                                 VOTES
                                                                  VOTES FOR     AGAINST        ABSTAIN     NON-VOTES
                                                                  ----------  ------------  -------------  ----------
                                                                   1,800,828    1,138,384       117,610     4,810,563

  The Fund did not receive the required votes to approve the above proposal.

(4) To approve an amendment to the Fund's Articles of Incorporation relating to the size of the Board of Directors and the removal of Directors.

                                                                                 VOTES
                                                                  VOTES FOR     AGAINST        ABSTAIN     NON-VOTES
                                                                  ----------  ------------  -------------  ----------
                                                                   4,542,300      970,375       160,127     2,194,583

--------------------------------------------------------------------------------
   24

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1997) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $2.63 per share distribution paid in respect of such year, $0.21 per share was derived from net investment income and $2.42 per share was derived from net realized long-term capital gains. Of the $2.42 per share distribution paid from net realized long-term capital gains, $1.44 per share was derived from 28 Percent Rate Gains and $0.98 per share was derived from 20 Percent Rate Gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1997.

Notification for calendar year 1997 was mailed in January 1998. The notification will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant  to The  Latin America  Investment Fund,  Inc.'s (the  "Fund") Dividend
Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may

--------------------------------------------------------------------------------
   26
withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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                                                                           27

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1997, BEA managed approximately $34.2 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in The NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                              BEA Global Telecommunications
                                                       Fund
The First Israel Fund, Inc. (ISL)                      BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                          BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)   For shareholder information or a
The Emerging Markets Telecommunications Fund, Inc.     copy of a prospectus for any of
(ETF)                                                  the open-end mutual funds, please
The Latin America Equity Fund, Inc. (LAQ)              call, 1-800-401-2230.

FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the
                                Board of Directors
Richard W. Watt                 President, Chief Investment Officer
                                and Director
Emily Alejos                    Investment Officer
Dr. Enrique R. Arzac            Director
James J. Cattano                Director
Peter A. Gordon                 Director
Michael Hyland                  Director
George W. Landau                Director
Martin M. Torino                Director
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President
Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISERS

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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                                                                      3914-AR-97